Property and Equipment, Net	12 Months Ended
Dec. 31, 2021
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET
7.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	December 31, 2021	December 31, 2020
Building	$4,063,587	$1,828,092
Office equipment	460,525	449,246
Vehicle	35,213	34,351
Less: accumulated depreciation	(636,239)	(313,928)
	$3,923,086	$1,997,761

Depreciation expenses totaled $312,898, $176,111 and $75,021 for the years ended December 31, 2021, 2020 and 2019, respectively.

In May 2021, the Company, through Ms. Lirong Yang, sister of the Company’s CEO, purchased a property for a total purchase price of approximately $1,397,317 million in a public judicial auction in May 2021 to be used as office for Shanghai Maidemu, one of subsidiaries of the VIE of the Company. Pursuant to a real estate entrust agreement between Shanghai Maidemu and Ms. Yang, Shanghai Maidemu is considered ultimate ownership/beneficiary of this property. As of December 31, 2021, the Company obtained the property ownership certificate, but the property was illegally encroached by an outsider. Till March 2022, Jinan Intermediate People's court has sent a letter to Beijing Higher People's court, hoping that the eviction order of this case would be implemented by the Tongzhou District People's court, where the property is located. The Company has also taken legal action against the outsider for illegal possession, and requested the Tongzhou District People's court to enforce eviction order.